                                                                 Exhibit 99.8(b)


                                   APPENDIX A
                                     to the
                            Administration Agreement
                           Among BlackRock Funds(SM),
                     BlackRock Advisors, Inc. and PFPC Inc.

                                    Class of
Name of Portfolio                    Shares
-----------------                    ------

Small Cap Value Equity
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Small Cap Growth Equity
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Large Cap Growth Equity
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Large Cap Value Equity
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Select Equity Portfolio             Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

                                    Class of
Name of Portfolio                    Shares
-----------------                    ------

Index Equity Portfolio              Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

International Equity
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

International Emerging
Markets Portfolio                   Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Balanced Portfolio                  Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Low Duration Bond
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C
                                    BlackRock

Intermediate Bond
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C
                                    BlackRock

                                    Class of
Name of Portfolio                    Shares
-----------------                    ------

Intermediate Government
Bond Portfolio                      Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C
Government Income
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Core Bond Portfolio                 Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C
                                    BlackRock

Managed Income Portfolio            Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

International Bond
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Tax-Free Income
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

                                    Class of
Name of Portfolio                    Shares
-----------------                    ------

Pennsylvania Tax-Free
Income Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

New Jersey Tax-Free
Income Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Ohio Tax-Free Income
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Money Market Portfolio              Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Municipal Money Market
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

U.S. Treasury Money
Market Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

                                    Class of
Name of Portfolio                    Shares
-----------------                    ------

Ohio Municipal Money
Market Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Pennsylvania Municipal
Money Market Portfolio              Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

North Carolina Municipal
Money Market Portfolio              Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

New Jersey Municipal Money
Market Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Virginia Municipal Money
Market Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Multi-Sector Mortgage
Securities Portfolio III            Institutional

                                    Class of
Name of Portfolio                    Shares
-----------------                    ------

Mid-Cap Growth Equity
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Mid-Cap Value Equity
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C


BlackRock Strategic
Portfolio I                         Institutional

BlackRock Strategic
Portfolio II                        Institutional

International Small Cap
Equity Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Micro-Cap
Equity Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

GNMA Portfolio                      Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

                                    Class of
Name of Portfolio                    Shares
-----------------                    ------

Delaware Tax-Free
Income Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Kentucky Tax-Free
Income Portfolio                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

High Yield
Bond Portfolio                      Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C
                                    BlackRock

Multi-Sector Mortgage
Securities Portfolio IV             Institutional

Release. "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.


Agreed to and accepted as of June __, 1999.

BLACKROCK FUNDS(SM)

By: ___________________________
Name:
Title:


BLACKROCK ADVISORS, INC.

By: ___________________________
Name:
Title:


PFPC INC.

By: ___________________________
Name:
Title:

                                   APPENDIX B

                           Administration Fees Payable
                       With Respect to BlackRock Funds(SM)

I.  Portfolios                                                Fund-Based Administration Fees

All Portfolios.                                               Administrators are entitled to receive a combined
                                                              fee, computed daily and payable monthly, at an
                                                              annual rate of .085% of the first $500 million of
                                                              each Portfolio's average daily net assets; .075% of
                                                              the next $500 million of each Portfolio's average
                                                              daily net assets; and .065% of each Portfolio's
                                                              average daily net assets in excess of $1 billion.

II. Portfolios                                                Class-Specific Administration Fee

Managed Income, Core Bond*, Intermediate Government           Administrators are entitled to receive a combined
Bond, Tax-Free Income, New Jersey Tax-Free Income,            fee, computed daily and payable monthly, at the
Ohio Tax-Free Income, Pennsylvania Tax-Free Income,           following maximum annual rates based on the average
Low Duration Bond*, Intermediate Bond*,                       daily net assets allocated to each respective class
International Bond, Government Income, Multi-Sector           of shares:  .145% of the first $500 million of
Mortgage Securities Portfolio III, Multi-Sector               average daily net assets allocated to each
Mortgage Securities Portfolio IV, BlackRock                   respective class of shares, .135% of the next $500
Strategic Portfolio I, BlackRock Strategic Portfolio          million of such average daily net assets, and .125%
II, GNMA, Delaware Tax-Free Income, Kentucky                  of all average daily net assets allocated to a class
Tax-Free Income and High Yield Bond* Portfolios.              of shares in excess of $1 billion.

* With respect to BlackRock Shares of each of the Core Bond, Low Duration Bond, Intermediate Bond and High Yield Bond Portfolios, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of each of those Portfolios: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares, .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Money Market, Municipal Money Market, U.S. Treasury           Administrators are entitled to receive a combined
Money Market, Ohio Municipal Money Market, New                fee, computed daily and payable monthly, at the
Jersey Municipal Money Market, Pennsylvania                   following maximum annual rates based on the average
Municipal Money Market, North Carolina Municipal              daily net assets allocated to each respective class
Money Market and Virginia Municipal Money Market              of shares: .095% of the first $500 million of
                                                              Portfolios. average daily net assets allocated to a
                                                              class of shares, .085% of the next $500 million of
                                                              such average daily net assets, and .075% of all
                                                              average daily net assets allocated to a class of
                                                              shares in excess of $1 billion.

Large Cap Value Equity, Large Cap Growth Equity,              Administrators are entitled to receive a combined
Small Cap Value Equity, International Equity, Index           fee, computed daily and payable monthly, at the
Equity, Balanced, Small Cap Growth Equity, Select             following maximum annual rates based on the average
Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity,          daily assets allocated to each class of shares:
International Emerging Markets, International Small           .145% of the first $500 million of average daily net
Cap Equity and Micro-Cap Equity Portfolios.                   assets allocated to a class of shares, .135% of the
                                                              next $500 million of such average daily net assets
                                                              and .125% of all average daily net assets allocated
                                                              to a class of shares in excess of $1 billion.

Release. "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.


Agreed to and accepted as of June __, 1999.

BLACKROCK FUNDS(SM)

By: _____________________
Name:
Title:


BLACKROCK ADVISORS, INC.

By: _____________________
Name:
Title:


PFPC INC.

By: _____________________
Name:
Title: